                    COLLATERAL ASSIGNMENT OF TRANSACTION DOCUMENTS

          THIS COLLATERAL ASSIGNMENT OF TRANSACTION DOCUMENTS (this "ASSIGNMENT") has been executed and delivered as of September 25, 1997, by and between SIERRA MEDICAL MANAGEMENT, INC. a Delaware corporation ("ASSIGNOR"), and IMPERIAL BANK, a California banking corporation ("BANK"), with reference to the following facts:

                                   R E C I T A L S

          A. Assignor is a party to certain transaction documents pursuant to which, among other things, Assignor acquired or will acquire the non-medical assets of Sierra Primary Care Medical Group, Inc. a California professional medical corporation ("PHYSICIAN GROUP"), and provides management services to Physician Group.

          B. Assignor has executed and delivered that certain Continuing Guaranty, dated as of even date herewith, in favor of Bank (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "GUARANTY") pursuant to which Assignor guarantees the Guaranteed Obligations (as defined in the Guaranty), including, without limitation, all obligations, indebtedness and liabilities owed by Prospect Medical Holdings, Inc., a Delaware corporation ("BORROWER") to Bank under that certain Revolving Credit Agreement, dated as of July 3, 1997 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT").

          C. Assignor has executed and delivered that certain Security Agreement, dated as of even date herewith ("SECURITY AGREEMENT"), in order to secure the Guaranteed Obligations.

          D. Assignor has agreed to execute and deliver this Assignment to Bank in order to supplement the terms of the Security Agreement with respect to the Transaction Documents (as hereinafter defined).

          E. Assignor is a wholly-owned subsidiary of Borrower which will directly and materially benefit from the Loans made by Bank to Borrower under the Loan Agreement, and Assignor acknowledges that Bank would not enter into the Loan Agreement absent Assignor's agreements under the Guaranty, the Security Agreement and hereunder.

                                  A G R E E M E N T

          In consideration of the premises and the mutual agreements herein set forth, Assignor and Bank hereby agree as follows:

          1. DEFINED TERMS. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Guaranty.

          2. ASSIGNMENT. As additional security for the Guaranteed Obligations, Assignor hereby collaterally assigns and transfers to Bank, and acknowledges that pursuant to the Security Agreement Assignor has granted to Bank a security interest in:

               2.1 TRANSACTION DOCUMENTS. All of Assignor's right, title and interest in and to the following documents (collectively, the "TRANSACTION DOCUMENTS"):

                    (a) Amended and Restated Management Services Agreement, dated as of September 25, 1997, executed by and between Assignor and Physician Group;

                    (b) Assignable Option Agreement, dated as of September 25, 1997, executed by and among Assignor, Physician Group and Prospect Medical Group, Inc., a California professional corporation ("GROUP");

                    (c) Security Agreement, dated as of September 25, 1997, executed by and between Assignor and Physician Group, together with UCC-1 Financing Statements with respect thereto ("PHYSICIAN GROUP SECURITY AGREEMENT");

                    (d) Secured Promissory Note, dated as of September 25, 1997, in the principal amount of $5,000,000 ("NOTE"), executed by Group to the order of Assignor;

                    (e)  Commercial Lease, dated August 1, 1996, between
M. Paramesvaran ("LANDLORD 1"), and Physician Group, Inc., as amended by that certain Amendment to Lease, dated as of September 25, 1997, among Landlord 1, Physician Group, and Assignor, with respect to 44714 10th Street West, Lancaster, CA 93534;

                    (f) Lease, dated September 15, 1993, between Sinnaduri E. Moorthy, M.D. and Claudia Shanthi Moorthy, as Trustees of the Moorthy Family Trust, and Karunanyan Arulanantham, M.D. and Impamani Arulanantham, as Trustees of the Arulanantham Family Trust ("LANDLORD 2"), and Physician Group, as amended by that certain Amendment to Lease, dated as of September 25, 1997, among Landlord 2, Physician Group, and Assignor, with respect to 44471 10th Street West, Lancaster, CA 93534;

                    (g) Lease, dated January 1, 1991, as extended by a letter agreement dated October 1, 1996, between Landlord 2 and Physician Group, as amended by that certain Amendment to Lease, dated as of September 25, 1997, among Landlord 2, Physician Group, and Assignor, with respect to 44469 10th Street West, Lancaster, CA 93534; and

                    (h) Real Estate Lease, dated December 1, 1996, between M. Paramesvaran, Trustee, Moorthy Children's Trust, DBA Ana Verde Medical Center ("LANDLORD 3"), and Physician Group, as amended by that certain Amendment to Lease, dated as of September 25, 1997, among Landlord 3, Physician Group, and Assignor, with respect to 1037 East Palmdale Blvd., Palmdale, CA 93550.

               2.2 RIGHTS AND REMEDIES. All of the rights, benefits, remedies, privileges and claims of Assignor with respect to the Transaction Documents (collectively, the "RIGHTS AND REMEDIES"), including, without limitation, (i) all rights to monies or payments owing to Assignor under the Transaction Documents, and any and all security therefor and for all other obligations owing to Assignor thereunder, (ii) any right that Assignor may have to indemnification under the Transaction Documents, (iii) all Rights and Remedies of Assignor with respect to any breach of the representations, warranties and covenants set forth in any of the Transaction Documents, and (iv) the proceeds thereof (the Transaction Documents and the Rights and Remedies are collectively referred to herein as, the "COLLATERAL").

          3. RIGHT AND REMEDIES GENERALLY. Prior to the occurrence of a breach or default of any of the agreements, covenants and obligations of Assignor under the Guaranty (a "DEFAULT"), Assignor will enforce all of its Rights and Remedies diligently and in good faith. Effective from and after the occurrence of a Default, Assignor hereby irrevocably authorizes and empowers Bank, in Bank's own discretion, to assert as Bank may deem proper, either directly or on behalf of Assignor, any of the Rights and Remedies which Assignor may from time to time have under the Transaction Documents, and to receive and collect all damages, awards and other monies resulting therefrom and to apply the same on account of any of the Guaranteed Obligations.

          4. FURTHER ASSURANCES. Assignor shall execute and deliver to Bank concurrently with Assignor's execution of this Assignment, and from time to time at the request of Bank, all financing statements, continuation financing statements, fixture filings, security agreements, chattel mortgages, assignments, and all other documents that Bank may request, in form satisfactory to Bank, to perfect and maintain perfected Bank's security interests in the Collateral and in order to consummate fully all of the transactions contemplated by this Assignment.

          5. TRANSACTION DOCUMENTS. Concurrent herewith, Assignor is delivering to Bank possession of the original Transaction Documents, together with any and all amendments thereto, as in effect on the date hereof, including the Note and Physician Group Security Agreement, duly endorsed to Bank pursuant to an allonge in form and substance satisfactory to Bank, to hold in accordance with the terms of the Security Agreement until the Security Agreement is terminated in accordance with its terms.

          6. ATTORNEY-IN-FACT. Assignor hereby irrevocably makes, constitutes, and appoints Bank (and Bank's officers, employees, or agents) as Assignor's true and lawful agent and attorney-in-fact for the purposes of enabling Bank or its agent(s) after the occurrence of a Default to (a) assert such Rights and Remedies and to collect such damages, awards and other monies and to apply them in the manner set forth hereinabove, and (b) to sign the name of Assignor on any documents which need to be executed, recorded, or filed, and to do any and all things necessary in the name and on behalf of Assignor in order to protect Bank's interests in the Transaction Documents. Assignor agrees that neither Bank, nor any of its designers or attorneys-in-fact, will be liable for any act of commission or omission, or for any error of judgment or mistake of fact or law with respect to the exercise of the power of attorney granted under this Section 6, other than as a result of its or their gross negligence or wilful misconduct. The power of attorney granted under this Section 6 is coupled with an interest and shall be irrevocable until all of the Guaranteed Obligations have been paid in full, the Guaranty terminated, and Assignor's duties under this Assignment have been discharged in full.

          7. MODIFICATION OF RIGHTS AND REMEDIES. Assignor shall keep Bank informed of all circumstances bearing upon the Rights and Remedies and shall immediately provide Bank with copies of any notices delivered to Assignor in connection with the Transaction Documents. Assignor shall also provide Bank with a copy of any notice sent by Assignor in connection with the Transaction Documents, concurrently with the sending of any such notice. Assignor shall not waive, amend, alter or modify any of the Rights and Remedies in any material respect without the prior written consent of Bank. Assignor shall not, without Bank's prior written consent, amend, alter, modify or terminate any of the Transaction Documents, or waive any of the provisions thereof, or do or permit any act in contravention thereof.

          8. ASSIGNOR TO REMAIN LIABLE. Notwithstanding the foregoing, Assignor expressly acknowledges and agrees that it shall remain liable under the Transaction Documents to observe and perform all of the conditions and obligations in the Transaction Documents which Assignor is bound to observe and perform, and that neither this Assignment, nor any action taken pursuant hereto, shall cause Bank to be under any obligation or liability in any respect whatsoever to observe or perform any of the representations, warranties, conditions, covenants, agreements or terms of the Transaction Documents.

          9. COUNTERPARTS; EFFECTIVENESS. This Assignment may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original. All of such counterparts, taken together, shall constitute but one and the same agreement. This Assignment shall become effective upon the execution of a counterpart of this Assignment by each of the parties hereto.

          10. NOTICES. All notices, requests and other communications to any party hereunder shall be sent in accordance with Section 15 of the Guaranty.

          11. MODIFICATIONS AND AMENDMENTS. This Assignment shall not be changed orally but shall be changed only by agreement in writing signed by Assignor and Bank. No course of dealing between the parties, no usage of trade and no parole or extrinsic evidence of any nature shall be used to supplement or modify any of the terms or provisions of this Assignment.

          12. SEVERABILITY. If any provision of this Assignment is held to be illegal, invalid or unenforceable under present or future laws, the legality, validity and enforceability of the remaining provisions of this Assignment shall not be affected thereby, and this Assignment shall be liberally construed so as to carry out the intent of the parties to it.

          13. GOVERNING LAW; SUCCESSORS AND ASSIGNS; ENTIRE AGREEMENT. This Assignment (a) shall be governed and construed according to the laws of the State of California, without regard to principles of conflicts of law; (b) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; and (c) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.

          14.  JUDICIAL REFERENCE.

               14.1 REFERENCE PROCEEDING. Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Assignment, which controversy, dispute or claim is not settled in writing within thirty (30) days after the "CLAIM DATE" (defined as the date on which either Assignor or Bank gives written notice to the other that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 ET SEQ. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Assignment, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in Los Angeles County (the "COURT"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five (45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty
(60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the State of California having jurisdiction.
Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Assignment shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Court is empowered to issue temporary and/or provisional remedies, as appropriate.

               14.2 MANNER OF REFERENCE PROCEEDING. Except as expressly set forth in this Assignment, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

               14.3 DUTIES OF REFEREE. The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the State of California. The rules of evidence applicable to proceedings at law in the State of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

               14.4 ARBITRATION ALTERNATIVE. In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act,
Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

     EXECUTED as of the date first above written.

                         "Assignor"

                         SIERRA MEDICAL MANAGEMENT, INC.,
                         a Delaware corporation


                         By: /s/ Thomas A. Maloof
                            ----------------------------------------
                         Title:  CFO
                               -------------------------------------

                         "Bank"

                         IMPERIAL BANK,
                         a California banking corporation


                         By: /s/ Mark W. Campbell
                            ----------------------------------------
                         Title:  SVP
                               -------------------------------------

                                CONSENT TO ASSIGNMENT


          Each of the undersigned acknowledges the terms of the above Assignment, consents to the collateral assignment by Assignor to Bank of the transaction documents identified in Section 2 of the Assignment (the "TRANSACTION DOCUMENTS") to which it is a party, and hereby irrevocably agrees to recognize Bank or Bank's nominee as Assignor's assignee under the Transaction Documents upon notice from Bank that an "Event of Default" has occurred. Each of the undersigned hereby represents and warrants to Bank that (i) he, she or it has no knowledge of any fact or circumstance which would or could have a material adverse effect on the rights granted to Bank in the Transaction Documents, (ii) each of the Transaction Documents complies with all applicable laws and regulations, (iii) each of the Transaction Documents is in full force and effect, and all signatures, names, addresses, amounts and other statements and facts contained therein are true and correct, and (iv) there are no defenses, offsets or counterclaims to enforcement of the Transaction Documents.

ACKNOWLEDGED AND CONSENTED TO
THIS 25th DAY OF SEPTEMBER, 1997:

SIERRA PRIMARY CARE MEDICAL GROUP, INC., a California professional corporation


By: /s/ Gregg DeNicola
   ----------------------------------
Title: President
      -------------------------------


PROSPECT MEDICAL GROUP, INC.,
a California professional corporation


By:/s/ Gregg DeNicola
   ----------------------------------
Title: President
      -------------------------------

/s/ M. Paramesvaran
----------------------------------
M. Paramesvaran


/s/ Sinnadurai E. Moorthy
--------------------------------
Sinnaduri E. Moorthy, M.D., co-trustee of
the Moorthy Family Trust